LOANS RECEIVABLE FROM AFFILIATES	12 Months Ended
Dec. 31, 2021
Receivables [Abstract]
LOANS RECEIVABLE FROM AFFILIATES	LOANS RECEIVABLE FROM AFFILIATES
Related party transactions are conducted in the normal course of business and are measured at the exchange amount, which is the amount of consideration established and agreed to by the related parties.
Sur de Texas
TC Energy holds a 60 per cent equity interest in a joint venture with IEnova to own the Sur de Texas pipeline, for which TC Energy is the operator. In 2017, TC Energy entered into a MXN$21.3 billion unsecured revolving credit facility with the joint venture, which bears interest at a floating rate and matures in March 2022. At December 31, 2021, Loans receivable from affiliates under Current assets on the Company's Consolidated balance sheet reflected a MXN$19.7 billion or $1.2 billion loan receivable from the Sur de Texas joint venture which represents TC Energy's proportionate share of debt financing to the joint venture. At December 31, 2020, this loan was recorded as Long-term loans receivable from affiliates on the Company's Consolidated balance sheet and amounted to MXN$20.9 billion or $1.3 billion.
The Company's Consolidated statement of income reflects the related interest income and foreign exchange impact on this loan receivable which were fully offset upon consolidation with corresponding amounts included in TC Energy’s proportionate share of Sur de Texas equity earnings as follows:

year ended December 31				Affected line item in the Consolidated statement of income
(millions of Canadian $)	2021	2020	2019

Interest income[1]	87	110	147	Interest income and other
Interest expense[2]	(87)	(110)	(147)	Income from equity investments
Foreign exchange (losses)/gains[1]	(41)	(86)	53	Interest income and other
Foreign exchange gains/(losses)[1]	41	86	(53)	Income from equity investments
1Included in the Corporate segment.
2Included in the Mexico Natural Gas Pipelines segment.
Coastal GasLink Pipeline Limited Partnership
TC Energy holds a 35 per cent equity interest in Coastal GasLink Pipeline Limited Partnership (Coastal GasLink LP) and has been contracted to develop and operate the Coastal GasLink pipeline.
Subordinated Demand Revolving Credit Facility
The Company has a subordinated demand revolving credit facility with Coastal GasLink LP to provide additional short-term liquidity and funding flexibility to the project. The facility bears interest at a floating market-based rate and had a capacity of $500 million at December 31, 2021 with an outstanding balance of $1 million (December 31, 2020 – nil) reflected in Loans receivable from affiliates under Current assets on the Company's Consolidated balance sheet.
Subordinated Loan Agreement
On December 6, 2021, the Company entered into a subordinated loan agreement with Coastal GasLink LP to provide interim temporary financing, if necessary, of up to $3,275 million to fund incremental project costs as a bridge to a required increase in the project-level financing. Financing available to Coastal GasLink LP under this agreement is provided through a combination of interest-bearing facilities subject to floating market-based rates and non-interest-bearing facilities that are subject to a return to the Company under certain conditions at the time the final cost of the project is determined. At December 31, 2021, Long-term loans receivable from affiliates on the Company’s Consolidated balance sheet reflected $238 million in amounts outstanding under the subordinated loan agreement.